Exhibit 99(c)
                Certification by the Chief Executive Officer and Chief Financial
                 Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant
                       to Section 906 of the Sarbanes-Oxley Act of 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Associated Banc-Corp, a Wisconsin corporation (the "Company"), does hereby certify that:

1. The accompanying Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2003 (the "Report"), fully complies with the requirements of
Section 13(a) of the Securities Exchange Act of 1934; and

2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                             /s/
                                             Paul S. Beideman
                                             Chief Executive Officer
                                             August 13, 2003



                                             /s/
                                             Joseph B. Selner
                                             Chief Financial Officer
                                             August 13, 2003